UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 21, 2013

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 21, 2013, the Company held its Annual Meeting of Stockholders in Redwood City, California (“Annual Meeting”). As of March 22, 2013, the Company’s record date, there were a total of 37,893,587 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 35,843,627 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present. Four items of business were acted upon by stockholders at the Annual Meeting.

All matters voted upon at the Annual Meeting were approved. The final voting results are as follows:

Proposal 1 – Election of Directors

Mr. Eric J. Keller, Ms. Nancy J. Schoendorf and Mr. Michael P. Zeisser were elected to serve as Class I directors of the Company’s Board of Directors, each for a three year term and until his or her respective successor shall be elected and qualified or until his or her earlier resignation or removal.

Votes were cast as follows:

	FOR	AGAINST	ABSTAIN
Eric J. Keller	33,583,057	168,722	207,933
Nancy J. Schoendorf	30,874,537	2,877,177	207,998
Michael P. Zeisser	33,572,179	179,635	207,898

BROKER NON-VOTES (All Directors): 1,883,915.

Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continue to serve as directors of the Company immediately after the annual meeting: Mr. Jeffrey T. Housenbold, Mr. Stephen J. Killeen, Mr. Philip A. Marineau, Mr. Brian T. Swette and Mr. James N. White.

Proposal 2 – Amendment of the 2006 Equity Incentive Plan

Based on the votes set forth below, the amendment of the Company’s 2006 Equity Incentive Plan to increase the shares available thereunder by 1,200,000 on January 1, 2014 and January 2015, was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,364,832	16,510,865	84,015	1,883,915

Proposal 3 – Approval, on an advisory basis, of the Compensation of our Named Executive Officers

Based on the non-binding votes set forth below, the compensation of the Company’s named executive officers was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,490,398	15,357,353	111,961	1,883,915

Proposal 3 – Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 by the following vote:

FOR	AGAINST	ABSTAIN
35,163,765	595,439	84,423

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Jeffrey T. Housenbold Jeffrey T. Housenbold President and Chief Executive Officer
Date:  May 21, 2013